SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

  Date of report (Date of earliest event reported)     NOVEMBER 15, 2001
                                                  ------------------------------

                           BURLINGTON INDUSTRIES, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

          1-10984                                      56-1584586
----------------------------              ------------------------------------
   (Commission File Number)               (IRS Employer Identification Number)

           3330 West Friendly Avenue, Greensboro, North Carolina 27410
 -------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (336) 379-2000
              (Registrant's Telephone Number, Including Area Code)
    ------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Item 3.      Bankruptcy or Receivership.

         On November 15, 2001, Burlington Industries, Inc. (the "Company") and certain of its subsidiaries filed voluntary petitions under chapter 11 of title 11, United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the district of Delaware (Case Nos. 01-11282 through 01-11306). The Company and its subsidiaries remain in possession of their assets and properties and continue to operate their businesses and manage their properties as debtors-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. On November 15, 2001, the Bankruptcy Court issued an interim order authorizing the Company to enter into a credit facility of up to $190 million in debtor-in-possession (DIP) financing underwritten by J.P. Morgan Chase & Co. The Company issued a press release, a copy of which is attached hereto as Exhibit
99.1 and incorporated by reference herein, announcing the chapter 11 filing and the DIP financing. A copy of the credit facility is attached hereto as Exhibit
99.2 and incorporated by reference herein.

Item 5.      Other Events.

         On November 16, 2001, the New York Stock Exchange notified the Company that, in view of the fact that the Company announced that it and certain of its U.S. subsidiaries had filed voluntary petitions for reorganization under Chapter 11, it had determined to suspend trading of the Company's common stock and to file an application with the Securities and Exchange Commission to delist the Company's common stock.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

         Exhibit Number                Exhibit

            99.1                       Press release, dated November 15, 2001

            99.2 Revolving Credit and Guaranty Agreement among Burlington Industries, Inc., a Debtor and a Debtor-in Possession under Chapter 11 of the Bankruptcy Code, as Borrower, and The Subsidiaries of the Borrower Named Herein, each a Debtor and a Debtor-in-Possession under Chapter 11 of the Bankruptcy Code, as Guarantors, and The Banks Party Hereto, and JP Morgan Chase Bank, as Administrative Agent, Documentation Agent and Collateral Agent, J.P. Morgan Securities, Inc., as Book Manager and Lead Arranger, together with Exhibit B, Form of Security and Pledge Agreement.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     BURLINGTON INDUSTRIES, INC.

Date: November 28, 2001

                                     By: /s/ JOHN D. ENGLAR
                                         ---------------------------------
                                             John D. Englar
                                             Senior Vice President,
                                             Corporate Development and Law